Exhibit 24


                             POWER OF ATTORNEY

               KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below does hereby constitute and appoint John R. Sims, Susan P. Storer and Dennis J. Broderick as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to do any and all acts and things for her and in her name, place and stead, in any and all capacities, that said attorney-in-fact and agent may deem necessary or advisable to enable Prime Receivables Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with a Registration Statement on Form S-1 to be filed by Prime Receivables Corporation with respect to certain asset backed certificates representing undivided interests in Prime Credit Card Master Trust, including specifically, but not limited to, power and authority to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

           /s/ Karen M. Hoguet          Chairman of the Board
             Karen M. Hoguet            and Director of Prime
                                        Receivables Corporation





                             POWER OF ATTORNEY

               KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below does hereby constitute and appoint John R. Sims, Karen M. Hoguet and Dennis J. Broderick as her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to do any and all acts and things for her and in her name, place and stead, in any and all capacities, that said attorney-in-fact and agent may deem necessary or advisable to enable Prime Receivables Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with a Registration Statement on Form S-1 to be filed by Prime Receivables Corporation with respect to certain asset backed certificates representing undivided interests in Prime Credit Card Master Trust, including specifically, but not limited to, power and authority to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

           /s/ Susan P. Storer          President and Director of
             Susan P. Storer            Prime Receivables Corporation





                             POWER OF ATTORNEY

               KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below does hereby constitute and appoint Susan P. Storer, Karen M. Hoguet and Dennis J. Broderick as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to do any and all acts and things for her and in her name, place and stead, in any and all capacities, that said attorney-in-fact and agent may deem necessary or advisable to enable Prime Receivables Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with a Registration Statement on Form S-1 to be filed by Prime Receivables Corporation with respect to certain asset backed certificates representing undivided interests in Prime Credit Card Master Trust, including specifically, but not limited to, power and authority to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            /s/ John R. Sims            Director of Prime
              John R. Sims              Receivables Corporation





                             POWER OF ATTORNEY

               KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below does hereby constitute and appoint Susan P. Storer, Karen M. Hoguet and Dennis J. Broderick as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to do any and all acts and things for her and in her name, place and stead, in any and all capacities, that said attorney-in-fact and agent may deem necessary or advisable to enable Prime Receivables Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with a Registration Statement on Form S-1 to be filed by Prime Receivables Corporation with respect to certain asset backed certificates representing undivided interests in Prime Credit Card Master Trust, including specifically, but not limited to, power and authority to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

           /s/ Joan Dobrzynski          Director of Prime
             Joan Dobrzynski            Receivables Corporation





                             POWER OF ATTORNEY

               KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below does hereby constitute and appoint Susan P. Storer, Karen M. Hoguet and Dennis J. Broderick as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to do any and all acts and things for her and in her name, place and stead, in any and all capacities, that said attorney-in-fact and agent may deem necessary or advisable to enable Prime Receivables Corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with a Registration Statement on Form S-1 to be filed by Prime Receivables Corporation with respect to certain asset backed certificates representing undivided interests in Prime Credit Card Master Trust, including specifically, but not limited to, power and authority to sign any and all amendments, including post-effective amendments, to the Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission; granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his or her substitute or substitutes may lawfully do or cause to be done by virtue hereof.

        /s/ Francis B. Jacobs II        Director of Prime
          Francis B. Jacobs II          Receivables Corporation